Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events

16.   Subsequent events

The Company has evaluated subsequent events through April 2, 2020, the date these financial statements were available to be issued, for both conditions existing and not existing at December 31, 2019 and concluded there were no subsequent events to recognize in the financial statements.

On February 11, 2020, Ardmore announced that its Board of Directors declared a cash dividend of $0.05 per share for the quarter ended December 31, 2019. The cash dividend of $1.7 million was paid on February 28, 2020 to all shareholders of record on February 21, 2020.

On March 11, 2020, the World Health Organization declared the recent novel coronavirus (“COVID-19”) outbreak a pandemic. In response to the outbreak, many countries, ports and organizations, including those where the Company conducts a large part of its operations, have implemented measures to combat the outbreak, such as quarantines and travel restrictions. Such measures have caused and will likely continue to cause severe trade disruptions. The extent to which COVID-19 will impact the Company's results of operations and financial condition, including possible impairments, will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the virus and the actions to contain or treat its impact, among others. Accordingly, an estimate of the impact cannot be made at this time.